Exhibit 10.56


                    Capacity Sales Agreement Schedule 2
                  WORLDCOM CAPACITY ACCESS SERVICE AGREEMENT


This WorldCom Capacity Access Service Agreement (the "Agreement") is made by Exodus Communications Inc., a California corporation located at 2831 Mission College Boulevard, Santa Clara, California 95054
("Customer"), and WORLDCOM TECHNOLOGIES, INC. ("WorldCom"), a Delaware corporation, for service described below.

1. SERVICES: Interexchange telecommunications service (the "Private Line Service") and STM-1 Service shall be provided by WorldCom subject to the rules and regulations governing the Service in the applicable tariffs of WorldCom and one or more of the tariffs of WorldCom affiliates (e.g., WorldCom Network Services, Inc. and Brooks Fiber Properties, Inc.) for the applicable jurisdictions and/or state(s) (collectively, the "Tarift").
The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer. For purposes of this Agreement, Private Line Service and STM-1 Service shall be referred to as (the "Service"). WorldCom STM-1 service is interexchange high capacity private line interexchange point-to-point service conforming the SDH standard for transmission of simultaneous full-duplex digital signals at 155.52 Mbps ("STM-1 Service").

2. TERMS AND CONDITIONS: The parties agree that the terms and conditions of this Agreement shall supplement, or to the extent they are inconsistent with the Tariffs, supersede the terms and conditions of the Tariffs.

3.      TERM/COMMENCEMENT /COMMITMENT:

        Customer Commitment Period:             120 Months

        Minimum Monthly Commitment:             ***

        Commencement Date: For the purposes of this Agreement, (the "Commencement Date") will be the next billing cycle following the date this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "Credit Review").

        Commitment Commencement Date: is 3 months following the Commencement Date above.

Commitment Ending Date:  is 120 months following the Commitment
Commencement Date above; thereafter, Commitment shall be month-to-month until either Party gives thirty (30) days' written notice to the other Party.

4. LETTER OF AGENCY ("LOA"): The undersigned [duly authorized representative of Customer] hereby authorizes WorldCom, if requested by Customer, to provision Customers Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

***Confidential treatment has been requested for certain portions of this document. Such omitted portions have been filed separately with the Securities and Exchange Commission.

5. PRICING: Rates and discounts for Interstate Domestic Private Line Service during the Customer Commitment Period shall be as set forth in the applicable Tariffs. Rates for STM-1 Service are as set forth below:

A.      WORLDCOM LOCAL ACCESS PRICING
        (based on one hundred and twenty (120) months)

SERVICE         TYPE                          PRICING*
STM-1           Type I                  Per city pair, as set forth below

Type 1 sites consist of sites which are provisioned entirely on WorldCom's local network ("Type I Sites").

                                                                       Monthly
                                                                       Recurring
System     City Pair               Qty            Svc Level Term       Charge

US         WorldCom at 8-15        (1) consisting STM-1     120 mo     ***
domestic   Aylesbury St.; London   of one primary           minimum;
network    EDIR-ODR to Customer    and one                  MTM
           site at Matrix Units    secondary                thereafter
           5 through 7,            (diverse)
           Coronation Road, Park   circuit
           Royal, West London

US         WorldCom at 60 Hudson   (1)            STM-1     120 mo     ***
domestic   St., to Customer site                            minimum;
network    at 34 Exchange Place                             MTM
           Plaza 3, Jersey City,                            thereafter
           New Jersey, US.


***Confidential treatment has been requested for certain portions of this document. Such omitted portions have been filed separately with the Securities and Exchange Commission.


ENTIRE AGREEMENT: This Agreement (including any documents incorporated herein by reference) constitutes the entire understanding between the parties and supersedes any prior agreements and proposals between the whether oral or written, for Capacity Access Service provided hereunder.

WORLDCOM TECHNOLOGIES, INC.             Exodus Communications Inc.

/s/ Frank M. Grillo                     /s/ James J. McInerney
----------------------------            --------------------------------
 (Authorized Signature)                 (Authorized Signature)

FRANK M. GRILLO, V.P. OF MARKETING      James J. McInerney, EVP, Engineering
----------------------------            --------------------------------
(Print Name - Title)                          (Print Name - Title)

                                        February 17, 1999
----------------------------            --------------------------------
(Date Received)                               (Date Received)